UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 18, 2023
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 (e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2023, the Executive and Directors’ Resources Committee (“Compensation Committee”) of the Board of Directors of Central Valley Community Bancorp (the “Company”), approved the base salary of the Company’s President and Chief Executive Officer, James J. Kim.  Mr. Kim’s salary for 2023 will be $525,000. The Compensation Committee also approved payment of annual incentive bonus awards to each of the Company’s executive officers in respect to their individual performance for the year ended December 31, 2022.  The annual incentive awards were made pursuant to the Company’s Management Committee Incentive Plan for executive management.

The following awards, payable in cash and shares of Central Valley Community Bancorp common stock, were granted:

	Total Value	Cash Component	Shares of Common Stock
James J. Kim, President and Chief Executive Officer	$251,696	$125,844	5,942
Dawn P. Crusinberry, Executive Vice President and Chief Financial Officer (1)	$49,593	$45,738	182
Blaine C. Lauhon, Executive Vice President, Chief Banking Officer	$110,558	$93,974	783
A. Kenneth Ramos, Executive Vice President, Market Executive	$98,223	$83,482	696
Patrick A. Luis, Executive Vice President and Chief Credit Officer	$113,299	$96,313	802
(1) Crusinberry cash component also includes incentive for her position as Controller
The Committee also approved increases in the annual base salaries of the Company’s executive officers.  The Committee approved the following base salaries effective as of February 19, 2023:

Blaine C. Lauhon, Executive Vice President, Chief Banking Officer	$270,000
A. Kenneth Ramos, Executive Vice President, Market Executive	$235,000
Patrick A. Luis, Executive Vice President and Chief Credit Officer	$265,000

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized..

Dated:	January 20, 2023	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ Dawn. P. Crusinberry Dawn P. Crusinberry Executive Vice President and Chief Financial Officer (Principal Accounting Officer)